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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2003

IDEC PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3030 Callan Road, San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (858) 431-8500

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events

        On Monday, June 23, 2003, IDEC Pharmaceuticals Corporation ("IDEC") and Biogen, Inc. ("Biogen") announced that they have signed a merger agreement (the "Merger Agreement") pursuant to which IDEC will combine with Biogen in an all-stock transaction (the "Transaction"). Under the terms of the Merger Agreement, IDEC will issue Biogen stockholders 1.15 shares of IDEC common stock for each outstanding share of Biogen common stock. Upon completion of the Transaction, IDEC stockholders will own 50.5% of the combined company and Biogen stockholders will own 49.5% of the combined company. Completion of the Transaction is subject to approval by the stockholders of both companies, as well as regulatory approvals and satisfaction of other customary closing conditions. The parties anticipate that the Transaction will be completed in the late third quarter or early fourth quarter of 2003. A copy of the joint press release announcing the Transaction is attached as Exhibit 99.1 to this Form 8-K. A copy of the Merger Agreement is attached as Exhibit 2.1 to this Form 8-K. The joint press release includes an overview of the material terms of the Transaction and descriptions of the companies. IDEC intends to file a registration statement on Form S-4 to register the shares of IDEC common stock to be issued in the Transaction.

        In connection with the Transaction, IDEC has entered into an amendment (the "Rights Agreement Amendment") to its Amended and Restated Rights Agreement dated as of July 26, 2001 (the "Rights Agreement"). A copy of the amendment is attached as Exhibit 4.1 to this Form 8-K. A copy of the Rights Agreement is filed as Exhibit 4.1 to IDEC's Form 8-K filed with the U.S. Securities and Exchange Commission on July 27, 2001. The Rights Agreement Amendment clarifies that, prior to the effectiveness of the Transaction, holders of Biogen common stock will not be deemed to beneficially own shares of IDEC common stock issuable in connection with the Transaction (under the Rights Agreement, in general, the rights will become exercisable if a person acquires more than a certain percentage of beneficial ownership of IDEC's then outstanding common stock).

        The foregoing summary of the Transaction and the Merger Agreement is subject to, and qualified in its entirety by, the Merger Agreement and the above-referenced joint press release, attached to this Form 8-K as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference. The foregoing summary of the Rights Agreement Amendment and the Rights Agreement is subject to, and qualified in its entirety by, the Rights Agreement Amendment, attached to this Form 8-K as Exhibit 4.1 and incorporated herein by reference, and the Rights Agreement, attached as Exhibit 4.1 to IDEC's Form 8-K filed July 27, 2001 and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)
Not applicable

(b)
Not applicable

(c)
Exhibits. As noted above, the following exhibits (all of which are incorporated herein by reference) are attached to this Form 8-K:

Exhibit 2.1	Agreement and Plan of Merger dated as of June 20, 2003
Exhibit 4.1	Amendment No. 1 to Amended and Restated Rights Agreement dated as of June 20, 2003
Exhibit 99.1	Press Release dated June 23, 2003

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2003

IDEC PHARMACEUTICALS CORPORATION
By:	/s/ JOHN M. DUNN
Name:	John M. Dunn
Title:	Senior Vice President and General Counsel

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SIGNATURE